                                                                   Exhibit 10(a)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                                  AMENDMENT TO
                      MULTI-YEAR REVOLVING CREDIT AGREEMENT
                   (as amended and restated as of May 8, 1996)
                           dated as of August 7, 1997
                                      among
                                    TRW INC.
                                       and
                           THE FINANCIAL INSTITUTIONS
                             LISTED ON THE SIGNATURE
                                  PAGES HEREOF




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  AMENDMENT TO
                      MULTI-YEAR REVOLVING CREDIT AGREEMENT
                   (as amended and restated as of May 8, 1996)

     This Amendment to Multi-Year Revolving Credit Agreement, dated as of August 7, 1997 (this "Amendment"), is among TRW Inc., an Ohio corporation (the "Company") and the financial institutions listed on the signature pages hereof together with their successors or assigns (collectively, the "Banks" and individually, a "Bank").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, on July 1, 1992, the Company and the Banks entered into the Three-Year Revolving Credit Agreement (as it was then titled), which agreement was amended on June 30, 1993, March 1, 1994, February 28, 1995, and amended and restated as of May 8, 1996 (such agreement, as amended and restated, is known hereinafter as the "Agreement"); and

     WHEREAS, the Company and the Banks have agreed to make such changes to the Agreement as are reflected in this Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1             THE AMENDMENTS

     1.1 AMENDMENT TO "TERMINATION DATE" DEFINITION. The definition of "Termination Date" set forth in Section 13 shall be amended to read in its entirety as follows:

         "TERMINATION DATE" means the earlier to occur of (a) July 1, 2002, subject to extension for one or more successive one-year periods as to any Bank or Banks pursuant to Section 1.2, or (b) such other date on which the Commitments shall terminate pursuant to Section 11.2.

     1.2 AMENDMENT OF OTHER INDEBTEDNESS CROSS-DEFAULT. Section 11.1.2 shall be amended to read in its entirety as follows:

         11.1.2 NONPAYMENT OF OTHER INDEBTEDNESS FOR BORROWED MONEY. Default in the payment when due at maturity (subject to any applicable grace period) or by acceleration of any other indebtedness for borrowed money having a principal amount in excess of 50,000,000 U.S. Dollars of, or guaranteed by, the Company ("Other Indebtedness"), or default in the performance or observance of any obligation or condition with respect to any such Other Indebtedness if such default results in the acceleration of the maturity of any such Other Indebtedness; provided, that, if such default shall subsequently be remedied, cured, or waived prior to either the termination of Commitments or the declaration that all Loans are immediately due and payable, in each case pursuant to Section
     11.2 hereof, and as a result the payment of such Other Indebtedness is no longer due, the Event of Default existing hereunder by reason thereof shall likewise be deemed thereupon to be remedied, cured, or waived and no longer in existence, all without any further action by the parties hereto.

SECTION 2             GENERAL

     2.1 REISSUANCE OF NOTES. In connection with the effectiveness of this Amendment, the Company shall issue to each of the Banks Notes in the principal amounts set forth next to such Bank's name in the signature blocks below, such Note shall be substantially in the form of Exhibit A to the Agreement with the dates therein changed to reflect this Amendment. Contemporaneously with the issuance of such Notes, the Notes dated May 8, 1996 currently pertaining to the Agreement shall be deemed null and void and each Bank shall cancel and return to the Company each such Note pertaining to the Agreement currently in such Bank's possession.

     2.2 OTHER TERMS AND CONDITIONS. Unless amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect without change.

     2.3 GOVERNING LAW. This Amendment and each Note issued pursuant hereto shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Company and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

     2.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. When counterparts executed by all the parties shall have been lodged with the Company (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the date hereof.

     2.5 CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

     Delivered at Cleveland, Ohio, as of the day and year first above written.

                                    TRW INC.




                               By:  /s/ Jeanne R. Sydenstricker
                                    ---------------------------
                                    Jeanne R. Sydenstricker
                                    Vice President and Treasurer

                                    1900 Richmond Road
                                    Cleveland, Ohio  44124
                                    Telephone        216/291-7566
                                    Facsimile:       216/291-7831

                                     BANKS:

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                Bank of America National Trust
              -----                 and Savings Association


                                    By:  /s/ Deborah J. Graziano
                                         -----------------------
                                    Name:  Deborah J. Graziano
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    Bank of America NT & SA
                                    1850 Gateway Boulevard
                                    Concord, California  94520
                                    Telephone:      (510) 675-7178
                                    Facsimile:      (510) 675-7531
                                    Attention:      Mandy Sneary

                                    EUROCURRENCY OFFICE

                                    Bank of America NT & SA
                                    1850 Gateway Boulevard
                                    Concord, California  94520
                                    Telephone:      (510) 675-7178
                                    Facsimile:      (510) 675-7531
                                    Attention:      Mandy Sneary

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank: Bank of America
                                    ABA Routing No. 121000358
                                    Account No.:    12331-83980
                                    Account Name:   Incoming Money Transfer
                                    Reference No.:  TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------


$60,000,000     8  %                Barclays Bank PLC
              -----



                                    By:  /s/ Gary F. Albanese
                                         -----------------------
                                    Name:    Gary F. Albanese
                                    Title:   Associate Director

                                    DOMESTIC OFFICE

                                    Barclays Bank PLC
                                    222 Broadway
                                    New York, New York 10038
                                    Telephone:        (212) 412-3728
                                    Facsimile:        (212) 412-5306

                                    EUROCURRENCY OFFICE

                                    Barclays Nassau, Bahamas Branch
                                    c/o Barclays Bank PLC
                                    222 Broadway
                                    New York, New York  10038
                                    Telephone:        (212) 412-3728
                                    Facsimile:        (212) 412-5306

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   Barclays Bank PLC-New York
                                    ABA Routing No.:  026-002-574
                                    Account No.:      050-019-104
                                    Account Name:     TRW
                                    Reference No.:    TRW Commitment Fee;
                                                      C. Tenn Sing Que

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                The Chase Manhattan Bank
              -----


                                    By:  /s/ Joan F. Garvin
                                         ------------------
                                    Name:  Joan F. Garvin
                                    Title: Managing Director

                                    DOMESTIC OFFICE

                                    The Chase Manhattan Bank
                                    270 Park Avenue
                                    10th Floor
                                    New York, New York  10017-2070
                                    Telephone:       (212) 270-5730
                                    Facsimile:       (212) 270-5127

                                    EUROCURRENCY OFFICE

                                    The Chase Manhattan Bank
                                    One Chase Manhattan Plaza
                                    Eighth Floor
                                    New York, New York  10081
                                    Telephone:       (212) 552-7472
                                    Facsimile:       (212) 552-5662

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  Chase Manhattan Bank
                                    ABA Routing No.: 021-000021
                                    Account No.:
                                    Account Name:    Commercial Loan Opns.
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                Citibank, N.A.
              -----


                                    By:  /s/ Mark Stanfield Packard
                                         --------------------------
                                    Name:  Mark Stanfield Packard
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    Citibank, N.A.
                                    c/o Citicorp Securities, Inc.
                                    200 S. Wacker Dr.
                                    Chicago, IL 60606
                                    Telephone:      312-993-3871
                                    Facsimile:      312-993-6840

                                    EUROCURRENCY OFFICE

                                    Citibank, N.A.
                                    c/o Citicorp Securities, Inc.
                                    200 S. Wacker Dr.
                                    Chicago, IL 60606
                                    Telephone:      312-993-3871
                                    Facsimile:      312-993-6840

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank: Citibank, N.A., New York
                                    ABA Routing No. 021000089
                                    Account No.:    38483095
                                    Account Name:   Chicago NEO Loan Acct.
                                    Reference No.:  TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                Morgan Guaranty Trust Company
              -----                 of New York

                                    By:  /s/ Patricia P. Lunka
                                        ----------------------
                                    Name:  Patricia P. Lunka
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    Morgan Guaranty Trust Company
                                    of New York
                                    60 Wall Street
                                    New York, New York  10260-0060
                                    Telephone:      _____________
                                    Facsimile:      _____________

                                    EUROCURRENCY OFFICE

                                    Morgan Guaranty Trust Company
                                    of New York
                                    Nassau, Bahamas Office
                                    c/o J.P. Morgan Services Inc.
                                    Euro-Loan Servicing Unit
                                    902 Market Street
                                    Wilmington, Delaware  19801
                                    Telephone:      _____________
                                    Facsimile:      _____________

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank: Morgan Guaranty Trust
                                    ABA Routing No.:021000238
                                    Account No.:    999-99-090
                                    Account Name:   ____________
                                    Reference No.:  TRW Com. Fee
                                                    Corp. Proc. Module 30

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000       8  %              National City Bank
                -----


                                    By:  /s/ David R. Bonner
                                        ----------------------
                                    Name:  David R. Bonner
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    National City Bank
                                    National City Center
                                    P. O. Box 5756
                                    Cleveland, Ohio  44101-0756
                                    Telephone:       _____________
                                    Facsimile:       _____________

                                    EUROCURRENCY OFFICE

                                    National City Bank
                                    National City Center
                                    P. O. Box 5756
                                    Cleveland, Ohio  44101-0756
                                    Telephone:       _____________
                                    Facsimile:       _____________

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  National City Bank
                                    ABA Routing No.: 041000124
                                    Account No.:     2537557
                                    Account Name:    _____________
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                The Sumitomo Bank, Limited
              -----


                                    By:  /s/ John H. Kemper
                                         ------------------
                                    Name:  John H. Kemper
                                    Title: Senior Vice President

                                    DOMESTIC OFFICE

                                    The Sumitomo Bank, Limited
                                    Chicago Branch
                                    Sears Tower
                                    233 South Wacker Drive, Suite 4800
                                    Chicago, Illinois  60606-6448
                                    Telephone:        (312) 876-6444
                                    Facsimile:        (312) 876-6436

                                    EUROCURRENCY OFFICE

                                    The Sumitomo Bank, Limited
                                    Chicago Branch
                                    Sears Tower
                                    233 South Wacker Drive, Suite 4800
                                    Chicago, Illinois  60606-6448
                                    Telephone:        (312) 879-7668
                                    Facsimile:        (312) 876-0523

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   FNB of Chicago
                                    ABA Routing No.   071000013
                                    Account No.:      15-01208
                                    Account Name:     Sumitomo Bank Ltd,
                                                      Chicago Branch.
                                    Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6  %                Banque Nationale de Paris
              -----


                                    By:  /s/ Arnaud Collin Du Bocage
                                         ---------------------------
                                    Name:  Arnaud Collin du Bocage
                                    Title: Executive Vice President and
                                           General Manager

                                    DOMESTIC OFFICE

                                    Banque Nationale de Paris
                                    Chicago Branch
                                    Rookery Building
                                    209 South LaSalle, 5th Floor
                                    Chicago, Illinois  60604
                                    Telephone:       (312) 977-2211
                                    Facsimile:       (312) 977-1380

                                    EUROCURRENCY OFFICE

                                    Banque Nationale de Paris
                                    Chicago Branch
                                    Rookery Building
                                    209 South LaSalle, 5th Floor
                                    Chicago, Illinois  60604
                                    Telephone:       (312) 977-2211
                                    Facsimile:       (312) 977-1380

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  Banque Nationale de Paris,
                                                     New York Branch
                                    ABA Routing No.: 026007689
                                    Account No.:     14119400189
                                    Account Name:    BNP, Chicago Branch
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000       6  %              Dresdner Bank AG
                -----


                                    By:  /s/ D. Slusavczyk
                                         -----------------
                                    Name:  D. Slusavczyk
                                    Title: Vice President

                                    By:  /s/ A. R. Morris
                                         -----------------
                                    Name:  A. R. Morris
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    Dresdner Bank AG New York Branch

                                    75 Wall Street
                                    New York, New York 10005
                                    Telephone:       (212) 429-2244
                                    Facsimile:       (212) 429-2524

                                    EUROCURRENCY OFFICE

                                    Dresdner Bank AG Grand Cayman Branch
                                    c/o Dresdner Bank AG New York Branch
                                    75 Wall Street
                                    New York, New York  10005
                                    Telephone:       (212) 429-2244
                                    Facsimile:       (212) 429-2524

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  Chase Manhattan  (NY,NY)
                                    ABA Routing No.: 021-000-021
                                    Account No.:     920-1-059-079
                                    Account Name:    Dresdner Bank AG,
                                                     New York Branch
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6  %                NBD Bank
              -----


                                    By:  /s/ William J. McCaffrey
                                         ------------------------
                                    Name:  William J. McCaffrey
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    NBD Bank
                                    Attention:  Mid-Corporate Banking
                                    611 Woodward
                                    Detroit, Michigan 48226
                                    Telephone:      (313) 225-3444
                                    Facsimile:      (313) 225-3269

                                    EUROCURRENCY OFFICE

                                    NBD Bank, N.A.
                                    Attention:  Mid-Corporate Banking
                                    611 Woodward
                                    Detroit, Michigan  48226
                                    Telephone:      (313) 225-3444
                                    Facsimile:      (313) 225-3269

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank: NBD Bank
                                    ABA Routing No.:072000326
                                    Account No.:    1424183
                                    Account Name:   Commercial Loans
                                    Reference No.:  TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6  %                Royal Bank of Canada
              -----


                                    By:  /s/ Patrick Shields
                                         ------------------------
                                    Name:  Patrick Shields
                                    Title: Senior Manager

                                    DOMESTIC OFFICE

                                    Royal Bank of Canada
                                    Grand Cayman (North America No. 1) Branch
                                    c/o New York Branch
                                    32 Old Slip
                                    New York, New York  10005-3531
                                    Telephone:       (212) 428-6323
                                    Facsimile:       (212) 428-2372

                                    EUROCURRENCY OFFICE

                                    Royal Bank of Canada
                                    Grand Cayman (North America No. 1) Branch
                                    c/o New York Branch
                                    32 Old Slip
                                    New York, New York  10005-3531
                                    Telephone:       (212) 428-6323
                                    Facsimile:       (212) 428-2372

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  Chase Manhattan, NY
                                    ABA Routing No.: 021000021
                                    Account No.:     9201033363
                                    Account Name:    Royal Bank
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                KeyBank National Association
              -----


                                    By:  /s/ Marianne Meil
                                         -----------------
                                    Name:  Marianne Meil
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    KeyBank National Association
                                    127 Public Square
                                    Cleveland, Ohio 44114
                                    Telephone: _____________
                                    Facsimile: _____________

                                    EUROCURRENCY OFFICE

                                    KeyBank National Association
                                    127 Public Square
                                    Cleveland, Ohio 44114
                                    Telephone: _____________
                                    Facsimile: _____________

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank: KeyBank National Association
                                    ABA Routing No.:041001039
                                    Account No.:    00100-39140
                                    Account Name:   Commercial Loan Opns
                                    Reference No.:  TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                The Sakura Bank, Limited
              -----


                                    By:  /s/ Shunji Sakurai
                                         ------------------
                                    Name:  Shunji Sakurai
                                    Title: Joint General Manager

                                    DOMESTIC OFFICE

                                    The Sakura Bank, Limited
                                    Chicago Branch
                                    227 West Monroe Street
                                    Suite 4700
                                    Chicago, Illinois  60606
                                    Telephone:     (312) 580-3276
                                    Facsimile:     (312) 332-5345

                                    EUROCURRENCY OFFICE

                                    The Sakura Bank, Limited
                                    Chicago Branch
                                    227 West Monroe Street
                                    Suite 4700
                                    Chicago, Illinois  60606
                                    Telephone:     (312) 580-3276
                                    Facsimile:     (312) 332-5345

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   FNB of Chicago
                                    ABA Routing No.:  071000013
                                    Account No.:      1512951
                                    Account Name:     Sakura Bank, Chicago
                                    Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                The Tokai Bank, Limited
              -----


                                    By:  /s/ Hiroshi Tanaka
                                         ------------------
                                    Name:  Hiroshi Tanaka
                                    Title: General Manager

                                    DOMESTIC OFFICE

                                    The Tokai Bank, Limited
                                    Chicago Branch
                                    Attention:  Corporate Finance
                                    181 West Madison Street, Suite 3600
                                    Chicago, Illinois  60602
                                    Telephone:        _____________
                                    Facsimile:        _____________

                                    EUROCURRENCY OFFICE

                                    The Tokai Bank, Limited
                                    Chicago Branch
                                    Attention:  Corporate Finance
                                    181 West Madison Street, Suite 3600
                                    Chicago, Illinois  60602
                                    Telephone:        _____________
                                    Facsimile:        _____________

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   FNB of Chicago
                                    ABA Routing No.:  071000013
                                    Account No.:      15-08997
                                    Account Name:     Tokai Bank, Chicago Branch
                                    Reference No.:    TRW Commitment Fee
                                                      Loan Administration

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                Union Bank of Switzerland
              -----


                                    By:  /s/ Dieter Hoeppli
                                         ------------------
                                    Name:  Dieter Hoeppli
                                    Title: Vice President

                                    By:  /s/ Samuel Azizo
                                         ------------------
                                    Name:  Samuel Azizo
                                    Title: Vice President

                                    DOMESTIC OFFICE

                                    Union Bank of Switzerland
                                    New York Branch
                                    299 Park Avenue
                                    New York, New York  10171
                                    Telephone:    (212) 821-3415
                                    Facsimile:    (212) 821-3383

                                    EUROCURRENCY OFFICE

                                    Union Bank of Switzerland
                                    New York Branch
                                    299 Park Avenue
                                    New York, New York  10171
                                    Telephone:    (212) 821-3415
                                    Facsimile:    (212) 821-3383

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:  Union Bank of Switzerland
                                    ABA Routing No.: 026008439
                                    Account No.:     519243USICC1
                                    Account Name:    Credit Corporate Clearing
                                    Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$15,000,000     2  %           Bank of China, New York Branch
              -----


                               By: /s/ Zhu, ZhiCheng
                                   -----------------
                               Name:   Zhu, ZhiCheng
                               Title:  General Manager, USA

                               DOMESTIC OFFICE

                               Bank of China
                               New York Branch
                               410 Madison Avenue
                               New York, New York  10017
                               Telephone:     (212) 935-3101  ext. 475
                               Facsimile:     (212) 688-0919


                               EUROCURRENCY OFFICE

                               Bank of China
                               New York Branch
                               410 Madison Avenue
                               New York, New York  10017
                               Telephone:     (212) 935-3101  ext. 475
                               Facsimile:     (212) 688-0919


                               ELECTRONIC PAYMENT INSTRUCTIONS

                               Receiving Bank:  Bank of China, New York Branch
                               ABA Routing No.: 026003269
                               Account No.:     160081555553-001-001
     .                         Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$15,000,000     2  %                Wells Fargo Bank, N.A.
              -----

                                    By: /s/ Edith R. Lim
                                        -----------------
                                    Name:   Edith R. Lim
                                    Title:  Vice President

                                    By: /s/ Frieda Youlios
                                        -----------------
                                    Name:   Frieda Youlios
                                    Title:  Vice President

                                    DOMESTIC OFFICE
                                    Wells Fargo Bank, N.A.
                                    707 Wilshire Blvd., 16th. Floor
                                    Los Angeles, CA  90017
                                    Telephone:    (213) 614-5038
                                    Facsimile:    (213) 614-2305

                                    EUROCURRENCY OFFICE

                                    Wells Fargo Bank, N.A.
                                    707 Wilshire Blvd., 16th. Floor
                                    Los Angeles, CA  90017
                                    Telephone:    (213) 614-5038
                                    Facsimile:    (213) 614-2305

                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   Wells Fargo Bank, N.A.
                                    ABA Routing No.:  121-000-248
                                    Account No.:      451-8054341
                                    Account Name:     SYNDIC/WFB CORP/ACH
                                    Reference No.:    TRW Ref No 9118583038
------------   ----
$750,000,000   100% Total